First Quarter 2022 Webcast Presentation May 5, 2022 NYSE: WCC

2 All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected benefits and costs of the transaction between Wesco and Anixter International Inc., including anticipated future financial and operating results, synergies, accretion and growth rates, and the combined company's plans, objectives, expectations and intentions, statements that address the combined company's expected future business and financial performance, and other statements identified by words such as "anticipate," "plan," "believe," "estimate," "intend," "expect," "project," "will" and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of Wesco's management, as well as assumptions made by, and information currently available to, Wesco's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of Wesco's and Wesco's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Those risks, uncertainties and assumptions include the risk of any unexpected costs or expenses resulting from the transaction, the risk that the transaction could have an adverse effect on the ability of the combined company to retain customers and retain and hire key personnel and maintain relationships with its suppliers, customers and other business relationships and on its operating results and business generally, or the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the transaction or it may take longer than expected to achieve those synergies or benefits, the risk that the leverage of the company may be higher than anticipated, the impact of natural disasters (including as a result of climate change), health epidemics, pandemics and other outbreaks, such as the ongoing COVID-19 pandemic, supply chain disruptions, and the impact of Russia’s recent invasion of Ukraine, including the impact of sanctions or other actions taken by the U.S. or other countries, the increased risk of cyber incidents and exacerbation of key materials shortages, inflationary cost pressures, material cost increases, demand volatility, and logistics and capacity constraints, which may have a material adverse effect on the combined company's business, results of operations and financial condition, and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond each company's control. Additional factors that could cause results to differ materially from those described above can be found in Wesco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Wesco's other reports filed with the U.S. Securities and Exchange Commission ("SEC"). Non-GAAP Measures In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles ("U.S. GAAP") above, this presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, gross margin, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, adjusted EBITDA margin, financial leverage, free cash flow, adjusted income from operations, adjusted operating margin, adjusted provision for income taxes, adjusted income before income taxes, adjusted net income, adjusted net income attributable to Wesco International, Inc., adjusted net income attributable to common stockholders, and adjusted earnings per diluted share. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of financial performance, and the use of debt and liquidity on a comparable basis. Additionally, certain non-GAAP measures either focus on or exclude items impacting comparability of results such as merger-related and integration costs, and the related income tax effect of such items, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above. Forward-Looking Statements

Agenda 3 Business Overview Financial Results Overview John Engel Chairman, President & CEO Executive Vice President & CFO Dave Schulz

4 2022 Off to an Exceptional Start Continued strong execution and accelerating value creation of Wesco + Anixter driving record-level results See appendix for non-GAAP reconciliations. • Up 22% YOY (up 2% sequentially) on a reported basis • Effectively managing global supply chain challenges • Leveraging increased scale, expanded product and services portfolio, and global supplier relationships • Benefiting from SBU cross-selling and attractive secular growth trends • Record-level backlog up 25% sequentially and up more than 90% YOY Record sales of $4.9 billion Up 21% YOY organically • Focus on value-driven pricing • Continued momentum of our gross margin improvement program Gross Margin up 120 bps YOY Up 50 bps sequentially • Benefits of scale, gross margin expansion, and increased operating leverage • Strong synergy execution delivering results above expectations Record adjusted EBITDA Up 68% YOY and margin up 200 bps YOY • TTM Adjusted EBITDA of $1.3 billion, up 54% since closing the Anixter acquisition • Accelerated deleveraging demonstrates the inherent strength of our distribution business model Leverage reduced to 3.6x Down 2.1x in 21 months

5 Strong Growth and Margin Expansion Versus Pre-pandemic Levels Substantial growth versus 2019 highlights the strength of the Wesco + Anixter combination 1 2019 figures are as-reported on Form 8-K dated November 4, 2020, and include sales and adjusted EBITDA derived from the legacy Wesco data communications and utility business in Canada that were divested in the first quarter of 2021. 2 See appendix for non-GAAP reconciliation. $4,070 $4,932 Q1 20191 Q1 20222 Q1 2019 (Pro Forma)1 Q1 20222 Sales +21% 4.6% 7.4% Q1 2019 Q1 2022 Adjusted EBITDA Margin +280 bps $187 $364 Q1 2019 Q1 2022 Adjusted EBITDA +95% Q1 2019 (Pro Forma)1 Q1 20222 Q1 2019 (Pro Forma)1 Q1 20222 5.7x 3.6x Q2 2020 Q1 2022 Since Anixter acquisition closing Q2 2020 (Pro Forma)1 Q1 20222 2.1x Leverage $ millions

6 Multiple Long-Term Growth Drivers The new Wesco is uniquely positioned for sustainable long-term growth + + Electrification Automation and IoT Green Energy and Grid Modernization 24/7 Connectivity and Security Digitalization Supply Chain Consolidation and Relocation to North America Strong Secular Growth Trends Rural Digital Opportunity Fund (RDOF) U.S. Infrastructure Bill Public-Private Partnerships for Smart Cities Canada Broadband Investments Increasing Public Sector Investment ✓ Leading Portfolio of Products, Services, and Solutions ✓ Leading Positions in All Business Units ✓ Global Footprint and Capabilities ✓ Leading Digital Investments and Pace of Investment ✓ Unlocking the Value of Our Big Data ✓ Accelerating Consolidation Across the Value Chain Wesco’s Uniquely Strong Position

7 A New Brand Identity for a New Company Our new brand identity reflects our ability to drive growth and innovation… responsibly and sustainably OUR MISSION We build, connect, power and protect the world. OUR PURPOSE Life should run smoothly, so we create a world you can depend on. OUR PROMISE Ingenuity Delivered. Advertising Wesco.com Social Media RecruitingOUR VISION To be the best tech-enabled supply chain solutions provider in the world.

First Quarter Results Overview Dave Schulz Executive Vice President & Chief Financial Officer

First Quarter Results Overview

$ millions, except per share amounts

	Q1 2022	Q1 2021	YOY
Sales	**$4,932**	**$4,041**	**+22%**
Gross Profit	**$1,049**	**$811**	**+29%**
% of sales	21.3%	20.1%	+120 bps
Adjusted Income from Operations	**$315**	**$171**	**+85%**
% of sales	6.4%	4.2%	+220 bps
Adjusted EBITDA	**$364**	**$217**	**+68%**
% of sales	7.4%	5.4%	+200 bps
Adjusted Diluted EPS	**$3.63**	**$1.43**	**+154%**

- Record sales, +22% YOY and +2% sequentially on a reported basis
- Organic sales +21% YOY and flat sequentially
- Estimated pricing benefit of 8% YOY
- Record backlog, +90% YOY and +25% sequentially
- Gross margin +120 bps YOY and +50 bps sequentially
- $63 million of realized cost synergies
- $160 million of cross-sell synergies
- Record adjusted EBITDA +68%
- Adjusted EBITDA margin +200 bps YOY
- Record adjusted diluted EPS +154% YOY

Preliminary April sales up approximately 22% YOY and compared to 2019 on a workday-adjusted basis

Exceptional financial results driven by strong sales growth, margin expansion and operating leverage wesco

See appendix for non-GAAP reconciliations.

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10 First Quarter Adjusted EBITDA Bridge Exceptional financial results driven by strong sales growth, margin expansion and operating leverage 2021 Q1 Adjusted EBITDA Sales Gross Margin Improvement Cost Synergies Volume-related Costs & Variable Compensation Digital/IT & Other 2022 Q1 Adjusted EBITDA $217 $364 5.4% of sales 7.4% of sales +68% +200 bps $ millions See appendix for non-GAAP reconciliations.

Continue to take share due to enhanced value proposition and complete electrical solutions offering First Quarter Drivers • Record quarter with sales growth in all operating groups – Non-residential construction tracking ahead of expectations – Strong industrial and OEM momentum continues • Backlog at record level; up 75% YOY and 25% sequentially • Record adjusted EBITDA and margin expansion driven by accelerating sales growth, synergy capture, and execution of margin improvement initiatives Electrical & Electronic Solutions (EES) Q1 2022 Q1 2021 YOY Sales $2,090 $1,721 +21%1 Adjusted EBITDA $192 $112 +72% % of sales 9.2% 6.5% +270 bps 11 $ millions Long-term, sustainable growth supported by secular trends of electrification, automation and green energy 1 Sales growth shown on an organic basis. Organic sales growth represents reported sales growth adjusted to remove the effect of acquisitions, divestitures, changes in foreign currency exchange rates and differences in working days. See appendix for non-GAAP reconciliations.

First Quarter Drivers • Strong quarter with sales growth in all operating groups despite continued global supply chain challenges – Network infrastructure growth led by global hyper-scale data centers and an increase in structured cabling due to accelerating return-to- workplace activities – Security growth driven by increased IP-based surveillance and adoption of cloud-based technologies by global customers – Continued strong demand from multinational customers for A/V projects and in-building wireless applications • Backlog at record level; up 89% YOY and 23% sequentially • Adjusted EBITDA and margin expansion driven by accelerating sales growth, synergy capture, and margin improvement initiatives Communications & Security Solutions (CSS) Global position, leading value proposition and accelerating secular trends drive strong outlook for 2022 and beyond 12 $ millions Q1 2022 Q1 2021 YOY Sales $1,434 $1,251 +14%1 Adjusted EBITDA $123 $91 +36% % of sales 8.6% 7.3% +130 bps Long-term, sustainable growth supported by secular trends of 24/7 connectivity, data center expansion, secure networks and IoT/automation 1 Sales growth shown on an organic basis. Organic sales growth represents reported sales growth adjusted to remove the effect of acquisitions, divestitures, changes in foreign currency exchange rates and differences in working days. See appendix for non-GAAP reconciliations.

First Quarter Drivers • Record quarter with double-digit sales growth in all operating groups – Broad-based growth in utility driven by investments in grid modernization – Broadband growth driven by connectivity demand and rural broadband expansion – Integrated supply up versus PY and sequentially, in-line with industrial recovery • Backlog at record level; up 130% YOY and 28% sequentially • Record adjusted EBITDA with accelerating sales growth and margin expansion Utility & Broadband Solutions (UBS) Leadership position and complete solutions offering continue to drive exceptional sales and profit growth 13 $ millions Q1 2022 Q1 2021 YOY Sales $1,408 $1,070 +30%1 Adjusted EBITDA $136 $84 +63% % of sales 9.7% 7.8% +190 bps Long-term, sustainable growth driven by industry- leading value proposition, scope expansion and attractive secular trends of green energy, grid modernization and infrastructure investment 1 Sales growth shown on an organic basis. Organic sales growth represents reported sales growth adjusted to remove the effect of acquisitions, divestitures, changes in foreign currency exchange rates and differences in working days. See appendix for non-GAAP reconciliations.

Accelerating Cross-Sell Drives Market Outperformance

- Expanding pipeline of cross-sell opportunities
- Strong customer relationships and global supplier partnerships
- Minimal overlap between legacy Wesco and Anixter customers
- Highly complementary products and services
- Salesforce training and incentives in place
- Opportunities to cross-sell exist across all three SBUs
- Growth opportunity is further amplified by attractive secular growth trends

Increasing cross-sell target from $600 million to $850 million



$ millions
Cumulative Cross-Sell Synergy Target
$170
Initial Target (June 2020)
$500
Target Increase (Aug 2021)
$600
Target Increase (Feb 2022)
$850
$525 Realized
Target Increase (May 2022)
Captured ~62% of New Target Since Merger Closed

Broad Portfolio of Cross-Sell Products and Services



Switch Gear



Wire & Cable Solutions



Substation and Grid Components



Balance of Electrical System



MRO Supplies and Safety



Network Infrastructure and Security



Services

Successful and accelerating cross-selling initiative to existing customers and new prospects

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15 Sales Synergies Increase as Leading Value Proposition Takes Hold Cross-sell momentum highlights the power of the combined portfolio EES and CSS CSS UBS Overview: Major EPC win for the construction of a new U.S. semiconductor fabrication facility Overview: Network infrastructure products award to support the outdoor Passive Optical Network of an entertainment theme park Initial Value $40+ million Initial Value $1+ million Overview: Expanded product scope for a long-term utility customer Initial Value $10+ million Key Enablers ✓ Ability to coordinate global transactions ✓ Strong existing relationships Key Enablers ✓ Access to two divisions of a Wesco supplier that was new to Anixter Key Enablers ✓ Supplier access from legacy company ✓ Unified sales team across Wesco and Anixter ✓ Consolidated logistics platform and data management provided additional efficiencies and scale to existing customer Wire and Cable Supply Chain Services Electrical Lighting Power Cable Infrastructure Cable Tray Major Product Categories Major Product Categories Major Product Categories

16 Accelerated Cost Synergy Realization Continues Tracking well toward 2023 cost synergy target of $315 million 202 1 (to date) To be realizedRealized Supply Chain $115 million G&A $95 million Corporate Overhead $45 million Field Operations $60 million To be realizedRealized $ millions $14 $34 $25 $44 $50 $60 2020 2021 2022 2023 $315 $250 $188 $39 $63 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Cumulative Realized Synergies Cumulative Realized Synergies By Type

17 Q1 Free Cash Flow 70 67 65 64 64 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Adjusted Net Income D&A, Variable Comp and Other Working Capital Increase Capex / IT Spend Free Cash Flow Free Cash Flow and Working Capital Days Responsively managing working capital in a high-growth, supply-constrained environment Net Working Capital Days1 1 Calculated on a trailing twelve-month basis using the preceding four quarter income statements and the average of the preceding five quarter-end balance sheets. See appendix for non-GAAP reconciliations. 5+ day Reduction $ millions $205 $(164) $(339) $(6) $(24) Primary Drivers • $(325) change in A/R • $(214) change in inventory

18 5.7x 5.3x 5.3x 4.9x 4.5x 4.1x 3.9x 3.6x Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 3.5x target range 2.0x Net Debt / TTM Adjusted EBITDA Leverage Improved 2.1x Since Anixter Acquisition in June 2020 Expect to exceed our deleveraging target again and return to our target leverage in Q2 2022 Acquisition closed June 2020 See appendix for non-GAAP reconciliations. • Leverage reduced 0.3x in Q1; 2.1x since Anixter acquisition closed • Accelerated expected timing to return to our target range by Q2-22 • Rapid deleveraging demonstrates inherent strength of our B2B distribution business model 2.1x Reduction

2022 Outlook

		Prior (2/15/22)	Updated (5/5/22)
Sales	Market growth (including price)	+3% to +5%	+9% to +11%
	Plus: share gain/cross-sell	+2% to +3%	+3% to +4%
	Plus: benefit of one more workday in 2022	+0.5%	+0.5%
	Reported sales	**+5% to +8%**	**+12% to +15%**
Adjusted EBITDA	**Adjusted EBITDA margin[1]**	**6.7% to 7.0%**	**7.3% to 7.6%**
	vs PY	*+20 bps to +50 bps*	*+80 bps to +110 bps*
	Implied midpoint of range	*$1.33 billion*	*$1.54 billion*
Tax	**Effective tax rate**	**~25%**	**~24%**
Adjusted EPS	**Adjusted diluted EPS[1]**	**$11.00 to $12.00**	**$14.00 to $15.00**
	vs PY	*+10% to +20%*	*+40% to +50%*
Cash	**Free cash flow percent of adjusted net income**	**~100%**	**~80%**

Outlook Notes
- Does not reflect the effect of potential tax law changes or future refinancing activity
- Foreign exchange rates expected to be neutral
- Utility customer model shift results in negative sales impact of ~0.5%

[1] Adjusted EBITDA is defined as EBITDA before other, net, non-cash stock-based compensation and merger-related costs; Adjusted EPS excludes merger-related costs, accelerated trademark amortization and the related income tax effects.

wesco

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20 Summary Differentiated capabilities and execution, along with improving macro environment, drive our increased 2022 outlook • Exceptional start to 2022 • Outstanding results across the board in Q1 and strongest quarter of Wesco + Anixter combination yet – All-time record sales, operating profit, adjusted EBITDA and adjusted EPS – Growth in every segment versus 2021 and pre-pandemic 2019 levels – Delivered very strong EBITDA margin expansion of 200 bps on value-based pricing execution, accelerated cross-sell, and continued cost synergies • Took market share through sales execution and cross-selling program and again increased cross-sell synergy target • Accelerated de-leveraging; leverage reduced 2.1 turns to 3.6x since merger close in June 2020 • Making excellent progress on our IT/Digital roadmap • Exceptionally well positioned to benefit from secular growth trends

APPENDIX

22 Glossary Abbreviations 1H: First half of fiscal year MSD: Mid-single digit 2H: Second half of fiscal year PF: Pro Forma A/V: Audio/visual PY: Prior Year COGS: Cost of goods sold OEM: Original equipment manufacturer CIG: Commercial, Institutional and Government OPEX: Operating expenses CSS: Communications & Security Solutions (business unit) ROW: Rest of world EES: Electrical & Electronic Solutions (business unit) RTW: Return to Workplace ETR: Effective tax rate SBU: Strategic Business Unit FTTx: Fiber-to-the-x (last mile fiber optic network connections)   Seq: Sequential HSD: High-single digit TTM: Trailing twelve months LSD: Low-single digit UBS: Utility & Broadband Solutions (business unit) MRO: Maintenance, repair and operating WD: Workday MTDC: Multi-tenant data center YOY: Year-over-year Definitions Executed synergies: Initiatives fully implemented – actions taken to generate savings Realized synergies: Savings that impact financial results versus pro forma 2019 One-time operating expenses: Operating expenses that are in or will be realized in the P&L (including cash and non-cash) Leverage: Debt, net of cash, divided by trailing-twelve-month adjusted EBITDA

23 Workdays Q1 Q2 Q3 Q4 FY 2019 63 64 63 62 252 2020 64 64 64 61 253 2021 62 64 64 62 252 2022 63 64 64 62 253

24 Non-GAAP Measure Definitions Organic sales growth is a non-GAAP financial measure of sales performance. Organic sales growth is calculated by deducting the percentage impact from acquisitions and divestitures for one year following the respective transaction, foreign exchange rates and number of workdays from the reported percentage change in consolidated net sales. Gross profit is a financial measure commonly used in the distribution industry. Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. EBITDA, Adjusted EBITDA and Adjusted EBITDA margin % are non-GAAP financial measures that provide indicators of the Company's performance and its ability to meet debt service requirements. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before foreign exchange and other non- operating expenses (income), non-cash stock-based compensation expense, merger-related and integration costs, and net gain on the divestiture of Wesco's legacy utility and data communications businesses in Canada. Adjusted EBITDA margin % is calculated by dividing Adjusted EBITDA by net sales. Free cash flow is a non-GAAP financial measure of liquidity. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund investing and financing activities. Financial leverage is a non-GAAP measure of the use of debt. Financial leverage ratio is calculated by dividing total debt, excluding debt discount, debt issuance costs and fair value adjustments, net of cash, by adjusted EBITDA. EBITDA is defined as the trailing twelve months earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the trailing twelve months EBITDA before foreign exchange and other non-operating expenses (income), non-cash stock-based compensation expense, merger-related and integration costs, and net gain on the divestiture of Wesco's legacy utility and data communications businesses in Canada.

25 Organic Sales Growth by Segment March 31, 2022 March 31, 2021 Reported Divestiture Impact Foreign Exchange Impact Workday Impact Organic Growth EES $ 2,089,959 $ 1,720,813 21.5% (0.5)% (0.4)% 1.6% 20.8% CSS 1,434,175 1,250,615 14.7% — % (0.8)% 1.6% 13.9% UBS 1,408,047 1,070,049 31.6% (0.4)% — % 1.6% 30.4% Total net sales $ 4,932,181 $ 4,041,477 22.0% (0.3)% (0.5)% 1.6% 21.2% March 31, 2022 December 31, 2021 Reported Divestiture Impact Foreign Exchange Impact Workday Impact Organic Growth EES $ 2,089,959 $ 1,994,954 4.8% — % (0.2)% 1.6% 3.4% CSS 1,434,175 1,514,813 (5.3)% — % (0.2)% 1.6% (6.7)% UBS 1,408,047 1,342,152 4.9% — % (0.1)% 1.6% 3.4% Total net sales $ 4,932,181 $ 4,851,919 1.7% — % (0.1)% 1.6% 0.2% Organic Sales Growth by Segment: Three Months Ended Growth/(Decline) Organic Sales Growth by Segment - Sequential: Three Months Ended Growth/(Decline) $ thousands

26 Gross Profit and Free Cash Flow $ thousands Gross Profit: March 31, 2022 March 31, 2021 December 31, 2021 Net sales $ 4,932,181 $ 4,041,477 $ 4,851,919 Cost of goods sold (excluding depreciation and amortization) 3,883,074 3,230,441 3,844,038 Gross profit $ 1,049,107 $ 811,036 $ 1,007,881 Gross margin 21.3% 20.1% 20.8% Free Cash Flow: March 31, 2022 March 31, 2021 Cash flow (used in) provided by operations $ (171,911) $ 120,490 Less: Capital expenditures (15,247) (10,211) Add: Merger-related and integration cash costs (1) 22,798 14,472 Free cash flow $ (164,360) $ 124,751 Percentage of adjusted net income (80)% 141% Three Months Ended Three Months Ended (1) For the three months ended March 31, 2022 and 2021, the Company paid for certain costs to integrate the acquired Anixter business. Such expenditures have been added back to determine free cash flow for such periods.

Adjusted EBITDA

$ thousands

EBITDA and Adjusted EBITDA by Segment:	Three Months Ended March 31, 2022					Three Months Ended March 31, 2021				
	EES	CSS	UBS	Corporate	Total	EES	CSS	UBS	Corporate	Total
Net income attributable to common stockholders	$ 178,735	$ 103,687	$ 129,981	$ (245,512)	$ 166,891	$ 100,629	$ 73,594	$ 87,013	$ (216,410)	$ 44,826
Net income (loss) attributable to noncontrolling interests	210	—	—	178	388	(75)	—	—	51	(24)
Preferred stock dividends	—	—	—	14,352	14,352	—	—	—	14,352	14,352
Provision for income taxes	—	—	—	37,654	37,654	—	—	—	6,531	6,531
Interest expense, net	—	—	—	63,620	63,620	—	—	—	70,373	70,373
Depreciation and amortization	12,024	18,132	5,786	11,038	46,980	10,563	16,293	5,210	9,143	41,209
EBITDA	**$ 190,969**	**$ 121,819**	**$ 135,767**	**$(118,670)**	**$ 329,885**	**$ 111,117**	**$ 89,887**	**$ 92,223**	**$(115,960)**	**$ 177,267**
Other (income) expense, net	(174)	344	(33)	987	1,124	(443)	370	17	(2,751)	(2,807)
Stock-based compensation expense[1]	1,622	877	626	4,425	7,550	1,351	425	340	2,577	4,693
Merger-related and integration costs	—	—	—	25,563	25,563	—	—	—	46,322	46,322
Net gain on divestitures	—	—	—	—	—	—	—	(8,927)	—	(8,927)
Adjusted EBITDA	**$ 192,417**	**$ 123,040**	**$ 136,360**	**$ (87,695)**	**$ 364,122**	**$ 112,025**	**$ 90,682**	**$ 83,653**	**$ (69,812)**	**$ 216,548**
Adjusted EBITDA margin %	**9.2%**	**8.6%**	**9.7%**		**7.4%**	**6.5%**	**7.3%**	**7.8%**		**5.4%**

(1) Stock-based compensation expense in the calculation of adjusted EBITDA for the three months ended March 31, 2022 and 2021 excludes $1.4 million and $1.3 million, respectively, as such amounts are included in merger-related and integration costs.

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Adjusted Income from Operations: March 31, 2022 March 31, 2021 Income from operations $ 284,029 $ 133,251 Merger-related and integration costs 25,563 46,322 Accelerated trademark amortization 5,323 — Net gain on divestitures — (8,927) Adjusted income from operations $ 314,915 $ 170,646 Adjusted income from operations margin % 6.4% 4.2% Adjusted Provision for Income Taxes: Provision for income taxes $ 37,654 $ 6,531 Income tax effect of adjustments to income from operations(1) 8,008 8,145 Adjusted provision for income taxes $ 45,662 $ 14,676 Adjusted Earnings per Diluted Share: Adjusted income from operations $ 314,915 $ 170,646 Interest expense, net 63,620 70,373 Other expense (income), net 1,124 (2,807) Adjusted income before income taxes 250,171 103,080 Adjusted provision for income taxes 45,662 14,676 Adjusted net income 204,509 88,404 Net income (loss) attributable to noncontrolling interests 388 (24) Adjusted net income attributable to WESCO International, Inc. 204,121 88,428 Preferred stock dividends 14,352 14,352 Adjusted net income attributable to common stockholders $ 189,769 $ 74,076 Diluted shares 52,237 51,708 Adjusted earnings per diluted share $ 3.63 $ 1.43 Three Months Ended (1) The adjustments to income from operations have been tax effected at rates of approximately 26% and 22% for the three months ended March 31, 2022 and 2021, respectively. Adjusted EPS 28 $ thousands, except per share amounts

Capital Structure and Leverage 29 (1) Other non-operating income for the twelve months ended March 31, 2022 and December 31, 2021 includes a $36.6 million curtailment gain resulting from the remeasurement of the Company’s pension obligations in the U.S. and Canada due to amending certain terms of such defined benefit plans. (2) Debt is presented in the condensed consolidated balance sheets net of debt discount and debt issuance costs, and includes adjustments to record the long-term debt assumed in the merger with Anixter at its acquisition date fair value. $ thousands Financial Leverage: March 31, 2022 December 31, 2021 Net income attributable to common stockholders $ 530,039 $ 407,974 Net income attributable to noncontrolling interests 1,431 1,020 Preferred stock dividends 57,408 57,408 Provision for income taxes 146,633 115,510 Interest expense, net 261,321 268,073 Depreciation and amortization 204,325 198,554 EBITDA 1,201,157 1,048,539 Other income, net(1) (44,181) (48,112) Stock-based compensation expense 28,556 25,699 Merger-related and integration costs 137,725 158,484 Net gain on Canadian divestitures — (8,927) Adjusted EBITDA $ 1,323,257 $ 1,175,683 March 31, 2022 December 31, 2021 Short-term debt and current portion of long-term debt, net $ 70,263 $ 9,528 Long-term debt, net 4,836,658 4,701,542 Debt discount and debt issuance costs(2) 67,715 70,572 Fair value adjustments to Anixter Senior Notes due 2023 and 2025(2) (786) (957) Total debt 4,973,850 4,780,685 Less: cash and cash equivalents 201,474 212,583 Total debt, net of cash $ 4,772,376 $ 4,568,102 Financial leverage ratio 3.6x 3.9x Twelve Months Ended As of